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                                                                   EXHIBIT 23(c)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference of our report dated December 17, 1993, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-19085, 33-45251 and 33-68034.

                                          ARTHUR ANDERSEN LLP

Houston, Texas
December 21, 1995